                                                                    EXHIBIT 10.1




                              EYE TECHNOLOGY, INC.


                            STOCK EXCHANGE AGREEMENT



                                FEBRUARY 6, 1998

                                TABLE OF CONTENTS

ARTICLE I - TRANSFER AND EXCHANGE..........................................1
         Section 1.1       Transfer and Exchange; Stock for Stock..........1
         Section 1.2       Closing.........................................2
         Section 1.3       Transactions at Closing.........................2

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF COMPANY.....................2
         Section 2.1       Organization, Standing and Qualification........2
         Section 2.2       Capitalization..................................2
         Section 2.3       Post Closing Issuance of Stock..................3
         Section 2.4       Validity of Stock...............................3
         Section 2.5       Authorization, Approvals........................3
         Section 2.6       No Conflict with Other Instruments..............4
         Section 2.7       Private Offering................................4
         Section 2.8       Fees and Commissions............................4
         Section 2.9       Minute Books....................................4

ARTICLE  III - REPRESENTATION, WARRANTEE AND COVENANT OF THE PURCHASERS
         Section 3.1       Authorization...................................5
         Section 3.2       Investment Representations......................5
         Section 3.3       Restrictions on Transfer........................5
         Section 3.4       Fees and Commissions............................5

ARTICLE IV - MISCELLANEOUS.................................................6
         Section 4.1       Entire Agreement................................6
         Section 4.2       Survival of Warranties..........................6
         Section 4.3       Notices.........................................7
         Section 4.4       Amendments......................................7
         Section 4.5       Waiver and Consent..............................7
         Section 4.6       Attorneys' Fees.................................7
         Section 4.7       Successors and Assigns..........................7
         Section 4.8       Rights of Purchaser.............................8
         Section 4.9       Execution and Counterparts......................8
         Section 4.10      No Third Party Beneficiaries....................8
         Section 4.11      Severability....................................8
         Section 4.12      Rules of Construction...........................8

SCHEDULES
1.1       -       Purchasers
2.2       -       Security Holders
2.3       -       Common Stock  in Satisfaction of Debt

EXHIBITS

A        -        Form of Certificate of Designation

                            STOCK EXCHANGE AGREEMENT


         This STOCK EXCHANGE AGREEMENT (the "Agreement") dated as of February 6, 1998, is entered into by and between EYE TECHNOLOGY, INC., a Delaware corporation (the "Company"), and the entities and/or individuals listed on
Schedule 1.1 attached hereto (collectively referred to herein as the "Purchasers" and individually as "Purchaser").


                                     RECITAL

         WHEREAS, the Purchasers own 100% of the issued shares of common stock of Star Tobacco & Pharmaceutical, Inc., a Delaware Corporation ("Star Tobacco"), and desire to exchange all such shares for shares of Series B Convertible Voting Preferred Stock, par value $.01 per share, of the Company (the "Series B Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the Company's Certificate of Designations, substantially in the form attached hereto as Exhibit A (the "Certificate of Designations"), in such amount which, if converted into shares of Common Stock of the Company pursuant to the terms thereof, would equal the product of nine multiplied by (a) all issued and outstanding shares of Common Stock of the Company as of the Closing Date, plus (b) the number of shares of Common Stock of the Company currently reserved for issuance pursuant to any options, warrants, conversion rights, and/or purchase rights as set forth in Schedule 2.2 attached hereto, and the Company desires to transfer to the Purchasers such number of shares of Series B Preferred Stock in exchange for the 100% of the issued common stock of Star Tobacco (the "Star Tobacco Common Stock") on the terms and subject to the conditions set forth herein;

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the Company and the Purchasers hereby agree as follows:

                        ARTICLE I - TRANSFER AND EXCHANGE

         Section 1.1 Transfer and Exchange; Stock for Stock . Subject to the provisions of this Agreement, on the Closing Date (as hereinafter defined) the Company will transfer to the Purchasers the number of such shares of Series B Preferred Stock in such amount which, if converted into shares of Common Stock of the Company pursuant to the terms thereof, would equal the product of nine multiplied by (a) all issued and outstanding shares of Common Stock of the Company as of the Closing Date, plus (b) the number of shares of Common Stock of the Company currently reserved for issuance pursuant to any options, warrants, conversion rights, and/or purchase rights as set forth in Schedule 2.2 attached hereto, in exchange for the transfer of the respective Purchaser's shares of Star Tobacco Common Stock in the amounts as set forth and described in Schedule 1.1, attached hereto. Such transfer of Series B Preferred Stock to Purchasers by the Company shall be deemed a partial transfer subject to adjustment in the number of Series B Preferred Stock to be transferred pursuant to Section 2.3 below.

         Section 1.2 Closing. The transfer and exchange of the Series B Preferred Stock for the Star Tobacco Common Stock pursuant to Section 1.1 (the "Closing") shall take place at the offices of Star Tobacco, 16 South Market St. Petersburg, Virginia or at such other place as may be agreed upon by the Company and the Purchasers, at 2:00 p.m. local time on February 6, 1998, or at such other time and date as may be agreed upon by the Company and the Purchasers (the "Closing Date").

         Section 1.3 Transactions at Closing. At the Closing, the Company shall deliver to each Purchaser a certificate or certificates for the shares of Series B Preferred Stock to be issued and transferred to such Purchaser hereunder duly registered in the Purchaser's name as provided in Schedule 1.1, or in such other name as the Purchaser shall have specified in writing to the Company prior to the Closing Date, against the transfer and delivery by each Purchaser of a certificate or certificates for all such Purchaser's shares of Star Tobacco common stock.

             ARTICLE II - REPRESENTATIONS AND WARRANTIES OF COMPANY

         The Company represents and warrants to the Purchasers that:

         Section 2.1 Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted and as proposed to be conducted by it. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement, and to carry out the transactions contemplated hereby and thereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its assets, properties, condition (financial or otherwise), operating results, prospects or business. Complete and correct copies of the Certificate of Incorporation and Bylaws of the Company, each as amended to date, have been delivered to the Purchasers.

         Section 2.2 Capitalization. On the Closing Date, the authorized capital stock of the Company will consist of (a) 100,000 shares of preferred stock, par value $.01 per share, of which 15,000 shares will be designated "Series B Convertible Preferred Stock," and of which no shares shall be issued or outstanding prior to the Closing, (b) 4,000 shares of Class A Preferred Stock, par value $.01 per share, of which 2,570 shares are issued and outstanding, and (c) 10,000,000 shares of common stock, par value $.01 per share ("Common Stock"), of which 3,438,656 shares are issued and outstanding. In addition, there are shares of Common Stock reserved for issuance pursuant to employee or director stock purchase and/or option plans or agreements and convertible notes, which have been adopted by the Company and are identified on
Schedule 2.2 hereto. In addition, there are 205,600 shares of Common Stock reserved for issuance upon conversion of the Class A Preferred Stock. Schedule
2.2 sets forth a complete and correct list of the number of issued and outstanding shares of Common Stock or other Company securities (including options) as of the date of this Agreement. The outstanding shares of Common Stock and Preferred Stock are duly authorized and validly issued in accordance with applicable law, fully paid and nonassessable.

         Section 2.3   Post-Closing Issuance of Stock. As described on Schedule
2.3 attached hereto, the Company may issue to certain individuals shares of the Company's Common Stock, and if so issued, Purchasers shall be entitled to receive additional shared of Series B Preferred Stock in accordance with this section. In addition, if there are options, warrants, conversion rights or similar rights, outstanding as of the Closing Date and not specifically listed on Schedule 2.2, the Purchasers shall also be entitled to receive additional shares of Series B Preferred Stock in accordance with this section.

         The number of shares of Series B Preferred Stock of the Company to be transferred to Purchasers pursuant to this Section 2.3, if any, shall be equal to such number (including any fractional share) of said shares of Series B Preferred Stock which, if converted into shares of Common Stock of the Company pursuant to the terms thereof, would equal the product of nine multiplied by the number of shares of Common Stock of the Company (a) which are issued within thirty (30) days of the Closing Date to the individuals listed in Schedule 2.3 in satisfaction of all or a portion of debt owed by the Company to such individuals, plus (b) which are subject to options, warrants, conversion rights, or similar rights, or are outstanding as of the Closing Date and not listed on
Schedule 2.2. The number of shares of Common Stock of the Company which may be issued within thirty (30) days of the Closing Date to the individuals listed in
Schedule 2.3 in satisfaction of all or a portion of debt owed by the Company shall not exceed 300,000 shares. The Company shall within a reasonable time issue the additional shares of Series B Preferred Stock to the Purchasers pursuant to this Section 2.3, if any.

         Section 2.4 Validity of Stock. The Series B Preferred Stock, when issued, sold, and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Company agrees that it will use its best efforts in good faith to have the Common Stock issuable upon conversion of the Series B Preferred Stock duly authorized and validly reserved for issuance and, upon issuance in accordance with the terms of the Certification of Incorporation and Certificate of Designations, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions under applicable state and federal securities laws.

         Section 2.5 Authorization, Approvals. All corporate action on the part of the Company and its stockholders necessary for the authorization, execution, delivery and performance of all its obligations under this Agreement and for the authorization, issuance and delivery of the Series B Preferred Stock being exchanged under this Agreement will be or has been taken prior to the Closing. The Company will use its best efforts and good faith to have the Common Stock initially issuable upon conversion of the Series B Preferred Stock properly authorized in the near future. The Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company has obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state or other relevant governmental authorities required on the part of the Company in connection with the consummation of the transactions contemplated by the Agreement, except for such filings as may be required to be made after the Closing in order to comply with the requirements of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state laws.

         Section 2.6 No Conflict with Other Instruments. The execution, delivery and performance of the Agreement will not result in any violation of, be in conflict with, or constitute, with or without the passage of time or giving of notice or both, a default under any terms or provisions of (i) the Certificate of Incorporation or Bylaws of the Company; (ii) any judgment, decree or order of any court or government agency or body having jurisdiction over the Company or its properties; (iii) any agreement, contract, understanding, indenture or other instrument to which the Company is a party or by which it is bound, the effect of which would have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company; or (iv) any statute, rule or governmental regulation applicable to the Company.

         Section 2.7 Private Offering. Neither the Company nor anyone acting on its behalf has offered any of the Series B Preferred Stock, or substantially similar securities of the Company for sale to, or solicited offers to buy any securities of the Company from, or otherwise approached or negotiated with respect thereto with any prospective purchaser other than the Purchaser. The Company agrees that neither the Company nor anyone acting on its behalf has offered or will offer such securities of the Company or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Series B Preferred Stock not exempt from the registration requirements of Section 5 of the Securities Act. None of the shares of the Company's capital stock issued and outstanding has been offered or sold in such a manner as to make the issuance and sale of such shares not exempt from such registration requirements of
Section 5 of the Securities Act, and all such shares of capital stock have been offered and sold in compliance with all applicable federal and state securities laws.

         Section 2.8 Fees and Commissions. The Company has not retained any finder, broker, agent, financial advisor or other intermediary (collectively "Intermediary") in connection with the transactions contemplated by this Agreement, and the Company shall indemnify and hold harmless the Purchasers from liability for any compensation to any Intermediary and the fees and expenses of defending against such liability or alleged liability.

         Section 2.9 Minute Books. The minute books of the Company have been made available to the Purchasers and contain a complete summary of all material actions and discussions at all meetings of directors and stockholders of the Company since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

     ARTICLE III - REPRESENTATION, WARRANTEE AND COVENANT OF THE PURCHASERS

         The Purchasers represent and warrant to the Company that:

         Section 3.1 Authorization. The Purchasers have all requisite power and authority to enter into and to perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by the Purchasers and constitutes a valid and binding obligation of the Purchasers, enforceable against each Purchaser in accordance with its terms.

         Section 3.2 Investment Representations. Each Purchaser is acquiring the Series B Preferred Stock (and any Common Stock into which the Series B Preferred Stock may be converted) solely for Purchaser's own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such stock or any part thereof.

         Section 3.3 Restrictions on Transfer. Each Purchaser agrees that (a) it will not offer, sell, transfer, give, pledge, hypothecate or otherwise dispose of the Series B Preferred Stock (or the Common Stock into which it may be converted) or make any attempt to the foregoing unless such offer, sale, transfer, gift, pledge, hypothecation or other disposition is (i) registered under the Securities Act, or (ii) in compliance with an opinion of counsel to the Purchasers, delivered to the Company and reasonably acceptable to it, to the effect that such offer, sale, pledge, hypothecation or other disposition thereof does not violate the Securities Act, and (b) the certificate(s) representing the Series B Preferred Stock (and any Common Stock into which it may be converted) shall bear a legend stating in substance:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

         Upon request of a holder of Series B Preferred Stock (or the Common Stock into which it has been converted), the Company shall remove the legend set forth above from the certificates evidencing such Series B Preferred or Common Stock or issue to such holder new certificates therefor free of such legend, if with such request the Company shall have received an opinion of counsel selected by the holder and reasonably satisfactory to the Company, in form and substance reasonably satisfactory to the Company, to the effect that such Series B Preferred Stock or Common Stock is not required by the Securities Act to continue to bear the legend.

         Section 3.4 Fees and Commissions. The Purchasers have retained no Intermediary in connection with the transactions contemplated by this Agreement and the Purchasers agree to indemnity and hold harmless the Company from liability for any compensation to any Intermediary and the fees and expenses of defending against such liability or alleged liability.

                           ARTICLE IV - MISCELLANEOUS

         Section 4.1 Entire Agreement. This Agreement constitute the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representation, or covenants except as specifically set forth herein or therein.

         Section 4.2 Survival of Warranties. The warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         Section 4.3 Notices. All notices, requests, demands, consents and other communications herein shall be in writing and shall be deemed, unless otherwise specified herein, to have been duly given if personally delivered or mailed, first-class certified mail, postage prepaid and return receipt requested or sent by recognized overnight courier service or transmitted by telex or facsimile, as follows:

                  (a)  If to the Company:


                       Robert  J. Fitzsimmons
                       1983 Sloan Place
                       St. Paul MN  55117
                       Facsimile number: ___________

                       with a copy to (which shall not constitute effective notice to the Company):

                       Vincent G. Ella, Esq.
                       Messerli & Kramer, P.A.
                       1800 Fifth Street Towers
                       150 South Fifth Street
                       Minneapolis, Minnesota 55402-4218
                       Facsimile number:(612)672-3777

                  (b)  If to the Purchasers:

                       c/o Samuel P. Sears, Jr.
                       16 South Market Street
                       Petersburg, Virginia  23803
                       Facsimile number: (804) 861-6215

                       with a copy to (which shall not constitute effective notice to the Purchasers):

                       Robert Everett Wolin, Esq.
                       1717 Main Street
                       Suite 3100
                       Dallas, Texas 75201
                       Facsimile number: (214) 939-4949


or such other addresses as each of the parties hereto may provide from time to time in writing to the party. For purposes of computing the time periods set forth in this Section 4.3, the delivery date shall be deemed to be (i) three (3) days after the date of mailing, (ii) the date personally delivered or sent by telex or facsimile, or (iii) the business day after the date sent by recognized overnight courier service.

         Section 4.4 Amendments. Any term of this Agreement may be amended only with the written consent of the Company and the holders of more than 51% of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock not previously sold to the public. Any amendment effected in accordance with this paragraph shall be binding upon each holder of Series B Preferred Stock purchased under this Agreement at the time outstanding (including Common Stock into which such Series B Preferred Stock have been converted), each future holder of such securities, and the Company.

         Section 4.5 Waiver and Consent. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any party hereto of a breach of any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         Section 4.6 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Certificate of Designations, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         Section 4.7 Successors and Assigns. Except as otherwise expressly provided in this

Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto (including permitted transfers of any shares of Series B Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto, and their respective successors, legal representatives and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         Section 4.8 Rights of Purchaser. The Purchaser shall have the absolute right to exercise or refrain from exercising any right or rights that the Purchaser may have by reason of this Agreement or any Series B Preferred Stock, including the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into any agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification.

         Section 4.9 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

         Section 4.10 No Third Party Beneficiaries. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company and the Purchaser and no other person shall acquire or have any rights under or by virtue of this Agreement.

         Section 4.11 Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

         Section 4.12 Rules of Construction. The article and section headings and the table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, unless otherwise provided to the contrary,
(a) all references to days or months shall be deemed references to calendar days or months and (b) any reference to a "Section," "Article," "Exhibit" or "Schedule" shall be deemed to refer to a section or article of this Agreement or an exhibit or schedule to this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.

                                                EYE TECHNOLOGY, INC:


                                                By:    /s/ ROBERT J. FITZSIMMONS
                                                     ----------------------------------
                                                Name:      ROBERT J. FITZSIMMONS
                                                       --------------------------------
                                                Title:     President
                                                       --------------------------------

                    PURCHASERS:

                                                 /s/ JONNIE R. WILLIAMS
                                                 --------------------------------------
                                                     JONNIE R. WILLIAMS



J. R. WILLIAMS 1994 IRREVOCABLE TRUST            J. R. WILLIAMS 1994 IRREVOCABLE TRUST
F/B/O CAROLINE WILLIAMS                          F/B/O J.R. WILLIAMS, JR.


   /s/ FRANCIS E. O'DONNELL, JR.                    /s/ FRANCIS E. O'DONNELL, JR.
-----------------------------------------        --------------------------------------
By: FRANCIS E. O'DONNELL, JR., TRUSTEE           By: FRANCIS E. O'DONNELL, JR., TRUSTEE


J. R. WILLIAMS 1994 IRREVOCABLE TRUST            REGENT COURT TECHNOLOGIES, A
F/B/O RACHEL WILLIAMS                            PARTNERSHIP


   /s/ FRANCIS E. O'DONNELL, JR.                By:  /s/ JONNIE R. WILLIAMS
-----------------------------------------           ----------------------------------
By: FRANCIS E. O'DONNELL, JR., TRUSTEE           Name:    JONNIE R. WILLIAMS
                                                       --------------------------------
J. R. WILLIAMS 1994 IRREVOCABLE TRUST            Title:   Partner
F/B/O FRANCIS MURRAY WILLIAMS                             --------------------------------


   /s/ FRANCIS E. O'DONNELL, JR.                 FRANCIS E. O'DONNELL, JR.
-----------------------------------------        DESCENDANTS' TRUST
By:    FRANCIS E. O'DONNELL, JR., TRUSTEE
                                                 /S/ KATHLEEN O'DONNELL, TRUSTEE
                                                 --------------------------------------
                                                 By: KATHLEEN O'DONNELL, TRUSTEE


                                  SCHEDULE 1.1

                Holder                             Shares of Star Owned          %
         Jonnie R.  Williams                                10                   5

         Francis E.  O'Donnell, Jr., trustee of the
         J.R. Williams 1994 Irrv. Trust f/b/o

                  (1)  Jonnie R. Williams Jr.               2.5                  1.25

                  (2)  Caroline Williams                    2.5                  1.25

                  (3)  Rachel Williams                      2.5                  1.25

                  (4)  Francis M. Williams                  2.5                  1.25

         Regent Court Technologies, a
         Partnership*                                       170                 85

         Kathleen O'Donnell, trustee of the
         Francis E.  O'Donnell, Jr. Descendants'
         Trust

                                                             10                  5
                                                           ----                ------

                                    Total                   200                100%

* Jonnie R. Williams and
  Francis E.  O'Donnell, Jr. are sole partners

                                  SCHEDULE 2.2
                             COMPANY CAPITALIZATION

A. As of the Closing Date, the issued and outstanding shares of Common Stock of the Company is 3,438,656 shares.

B. As of the Closing Date, the number of shares of Common Stock of the Company currently reserved for issuance, and any options, warrants, conversion rights, and/or purchase rights are as follows:

(i) 205,600 shares of Common Stock reserved for conversion of 2,570 shares of issued and outstanding, Class A Preferred Stock;

(ii) Commitment to Robert Fitzsimmons of 700,000 shares of Common Stock;

(iii) Commitments to employees and other individuals, in lieu of commitments for stock options, as follows:


                        Individual              Options to Acquire Shares
                  Callander, Cindy J.                75,000 shares

                  Denison, Rory J.                    7,500 shares

                  Fitzsimmons, Robert J.            187,500 shares

                  Johnson, Dennis L.                 18,750 shares

                  Ness, Nadine C.                     7,500 shares

                  Peterson, Todd L.                   7,500 shares

                  Fitzsimmons, John P. II             7,500 shares

                  Noble, Reed R.                      7,500 shares

                  Sestrich, Doanld J.                 7,500 shares

                  Sears, Samuel P.                   15,000 shares

                  Leiske, Larry                      10,000 shares


There are no preemptive rights or rights of first refusal. Except as provided above, there are no outstanding warrants, options, convertible securities or rights to subscribe for or purchase any capital stock or other securities from the Company.

                                  SCHEDULE 2.3

           ISSUANCE OF SHARES OF COMMON STOCK IN SATISFACTION OF DEBT:

         The following individuals may be issued shares of Common Stock in satisfaction of part or all of the debt set forth opposite his or her name, as follows:

                Name                Debt        Conversion Rate
                ----                ----        ---------------
         Seagrist, Deborah McCoy   $33,190  one share for each $.25 of debt

         Gestson, Randy            $ 8,750  one share for each $.25 of debt

         Callander, Cindy          $ 3,446  one share for each $.25 of debt

         Johnson, Dennis           $ 3,077  one share for each $.25 of debt

         Sears, Samuel             $ 56,332 one share for each $.25 of debt

         If any such shares of Common Stock are issued in satisfaction of such debt, then Purchasers may be entitled to additional shares of Series B Preferred Stock as provided in Section 2.3.